UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 22, 2025
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	EFSCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On October 20, 2025, Enterprise Financial Services Corp (the "Company") received the notification described under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 regarding a blackout period for the EFSC Incentive Savings Plan (the "Plan"). There will be a blackout period beginning on November 24, 2025 at 3:00 p.m. (Central Time) and ending during the calendar week beginning January 4, 2026 (the "Blackout Period"), during which Plan participants will be unable to direct or diversify investments in individual accounts, including with respect to shares of common stock, $0.01 par value per share of the Company ("EFSC Common Stock"), or obtain a loan or distribution from the Plan. The Blackout Period is necessary for administrative reasons to implement a change in service provider for the Plan.

On October 22, 2025, the Company sent a notice (the "Blackout Notice") to its directors and executive officers pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities and Exchange Act of 1934, as amended. The Blackout Notice informed directors and executive officers that during the Blackout Period, they will be prohibited from, directly or indirectly, purchasing, acquiring, selling or otherwise transferring EFSC Common Stock acquired in connection with their service or employment as a director or executive officer of the Company.

A copy of the notice provided to the Company’s directors and executive officers is filed hereto as Exhibit 99.1 and incorporated by reference herein. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, stockholders or other interested parties may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period by contacting Keith Goltschman, VP Retirement Plans, by telephone at 314-512-7245 or by mail at c/o 150 North Meramec, Clayton, MO 63105.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
99.1	Notice to Directors and Executive Officers dated October 22, 2025.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	October 22, 2025	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Executive Vice President and Chief Accounting Officer